SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                                event reported):
                                 August 16, 2004


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                    44-0663509
   (State or other               (Commission file             (IRS Employer
jurisdiction of incorporation)        number)             Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 5.  Other Events

Grupo TMM, S.A. ("Grupo TMM") and Kansas City Southern ("KCS" or "Company") announced on August 16, 2004, an agreement for TFM, S.A. de C.V. ("TFM") to sell to KCS, Mexrail, Inc. ("Mexrail") shares representing a 51 percent ownership of Mexrail for approximately $32.7 million (U.S.). The sale closed on August
16, 2004. KCS will repay to TFM on or before January 1, 2005, certain advances from TFM in an amount of approximately $9.0 million and paid to Grupo TMM at the closing outstanding payables of approximately $400,000. See the Press Release attached hereto as Exhibit 99.1 for further information.



Item 7.          Financial Statements and Exhibits

(c) Exhibits

                 Exhibit No.              Document
                 (99)                     Additional Exhibits

                  99.1 Press Release issued by Kansas City Southern dated August 16, 2004, entitled, "Grupo TMM and Kansas City Southern Announce Agreement
                                          To Sell Controlling  Interest in
                                          Mexrail to Kansas City Southern" is
                                          attached  hereto as Exhibit 99.1



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Kansas City Southern


Date: August 18, 2004        By:             /s/ James S. Brook
                                  -------------------------------------------
                                               James S. Brook
                                       Vice President and Comptroller
                                       (Principal Accounting Officer)

EXHIBIT 99.1




     Grupo TMM, S.A.
     Brad Skinner, Investor Relations
     011-525-55-629-8725 or 203-247-2420 or brad.skinner@tmm.com.mx


     Dresner Corporate Services
     Kristine Walczak (general investors, analysts and media)
     312-726-3600 or kwalczak@dresnerco.com

     Proa/StructurA
     Marco Provencio, Media Relations
     011-525-55-629-8708 and 011-525-55-442-4948 or mp@proa.structura.com.mx


     Kansas City Southern
     In the U.S.
     Warren K. Erdman, Vice President of Corporate Affairs
     816-983-1454 or warren.k.erdman@kcsr.com

     In Mexico
     Gabriel Guerra, Media Relations
     011-525-55-273-5359 or gguerra@gcya.net



              Grupo TMM and Kansas City Southern Announce Agreement
         To Sell Controlling Interest in Mexrail to Kansas City Southern


Kansas City, MO. August 16, 2004 Grupo TMM, S.A. (TMM) (NYSE: TMM) and Kansas City Southern (KCS) (NYSE: KSU) today announced an agreement for TFM, S.A. de C.V. (TFM) to sell to KCS, Mexrail, Inc. (Mexrail) shares representing a 51 percent ownership of Mexrail for approximately $32.7 million (U.S.). The sale will close today. KCS will repay to TFM on or before January 1, 2005, certain advances from TFM in an amount of approximately $9 million and will pay to Grupo TMM at the closing outstanding payables of approximately $400,000.

The sale will be made on terms substantially similar to those previously agreed to by the parties in April of 2003. Mexrail wholly owns The Texas-Mexican Railway Company (Tex-Mex), a U.S. based shortline railroad that connects The Kansas City Southern Railway Company (KCSR) with TFM, Mexico's largest railroad by volume. The Mexrail shares will be placed in a voting trust pending regulatory approval by the Surface Transportation Board (STB) of KCS's common control of Tex-Mex, KCSR, and the Gateway Eastern Railway Company.




                                    - more -



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Page 2 of 3


"KCS is very pleased to have completed the Mexrail transaction and to have it before the STB again for approval," said Michael R. Haverty, Chairman, President and CEO of Kansas City Southern. "Obtaining control of Mexrail and its U.S.-based assets under KCS strengthens KCS as a viable rail competitor in the cross-border market.

"Approval of the Mexrail transaction will make KCS, our TFM partner, a stronger second U.S. rail carrier to the border at Laredo, and will be highly beneficial for TMM," said Jose Serrano, Chairman and CEO of TMM. "We are pleased to have completed this transaction."

Under the agreement, KCS has an exclusive option to purchase the remaining 49 percent of Mexrail through October 31, 2005, and an absolute obligation to purchase those shares on or before October 31, 2005. KCS agrees to comply with all prior STB rulings concerning the international bridge between Laredo and Nuevo Laredo (the Bridge), and to operate the Bridge under the terms of the applicable bridge agreements and protocols.

KCS's acquisition of control of Tex Mex is subject to the approval of the STB. KCS had previously submitted an application to control Tex Mex, but that proceeding was suspended by the STB on October 8, 2003, following TFM's repurchase of the Mexrail shares from KCS under the terms of the April 2003 agreement. KCS has notified the STB of the new agreement and has requested the STB to reinstate the procedural schedule and to move forward with its consideration of KCS's application to control Tex Mex.

Headquartered in Mexico City, TMM is a Latin American multimodal transportation company. Through its branch offices and network of subsidiary companies, TMM provides a dynamic combination of ocean and land transportation services. TMM also has a significant interest in TFM, S.A. de C.V., which operates Mexico's Northeast railway and carries over 40 percent of the country's rail cargo. Visit TMM's web site at http://www.grupotmm.com and TFM's web site at http://www.tfm.com.mx. Both sites offer Spanish/English language options. Grupo TMM is listed on the New York Stock Exchange under the symbol "TMM" and Mexico's Bolsa Mexicana de Valores under the symbol "TMM A."

KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding in the United States is The Kansas City Southern Railway Company. Headquartered in Kansas City, Missouri, KCS serves customers in the central and south central regions of the United States. KCS's rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada, and Mexico.







                                    - more -
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Page 3 of 3


Included in this press release are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of TMM's and KCS's management as well as on assumptions made. Actual results could differ materially from those included in such forward-looking statements. Readers are cautioned that all forward-looking statements involve risks and uncertainty. For additional information relating to such risks and uncertainties, readers are urged to review TMM's and KCS's respective filings and submissions with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.













































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